EXHIBIT 10.8
                                  ------------

                               PROTECTIVE WARRANT
                               ------------------

NEITHER THIS WARRANT NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS WARRANT NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT. NEITHER THIS WARRANT NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE MAY BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT AND THE SECURITIES PURCHASE AGREEMENT, DATED AS OF EVEN DATE HEREWITH, AND NO TRANSFER OF THIS WARRANT OR ANY SECURITY INTO WHICH IT IS CONVERTIBLE SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH. THE TRANSFERABILITY OF THIS WARRANT AND ANY SECURITY INTO WHICH IT IS CONVERTIBLE IS SUBJECT TO THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE PURCHASE AGREEMENT.


                                     WARRANT
                           TO PURCHASE COMMON STOCK OF
                                CORVU CORPORATION

  THIS WARRANT IS MADE AND DELIVERED PURSUANT TO A CERTAIN SECURITIES PURCHASE
     AGREEMENT, DATED AS OF EVEN DATE HEREWITH, AND SUBJECT TO THE TERMS AND
                              CONDITIONS THEREOF.


Certificate No. ___                         Date of Issuance:  February 11, 2005
                                                Expiration Date: August 11, 2010

      This Protective Warrant is issued to COMVEST INVESTMENT PARTNERS II LLC (the "Holder") by CORVU CORPORATION, a Minnesota corporation (the "Company") , pursuant to the terms of that certain Securities Purchase Agreement (the "Purchase Agreement") of even date herewith, in connection with the Company's issuance to the Holder of this Warrant, the Preferred Warrant, the Senior Secured Note, the Shares and the Preferred Shares for an aggregate purchase price of Six Million Five Hundred Thousand Dollars ($6,500,000), in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act;

      THIS CERTIFIES THAT, for value received, the receipt and sufficiency of which is hereby acknowledged:

      Subject to the conditions set forth herein and in the Purchase Agreement, the Holder, with an address at 830 Third Avenue, New York, NY 10022, is entitled, upon surrender of this Warrant at the principal office of the Company, to subscribe for and purchase from the Company, for a period of five (5) years, commencing six months after the date hereof and ending at 5:00 p.m. Eastern Standard Time on August 11, 2010 (the "Exercise Period"), up to 2,000,000 shares of Common Stock at the Per Share Exercise Price; provided, however, that the Holder may only exercise this Warrant during the Exercise Period if on the date of such exercise (i) the Holder and its Affiliates collectively beneficially own greater than 5,000,000 shares of Common Stock and (ii) fewer than two (2) Designees (as defined in the Purchase Agreement) are members of the Board of Directors of the Company despite the Designees having voted for their own nomination and despite the Holder having voted its shares of Common Stock in favor of such election of the Designees. All capitalized terms used but not defined herein shall have the meaning set forth in the Purchase Agreement.

      This Warrant is subject to the following provisions, terms and conditions:

      1. Definitions.

            1.1 "Business Day" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in The City of New York.

            1.2 "Common Stock" shall mean the shares of common stock, par value $.01, of the Company.

            1.3 "Commission" shall mean the U.S. Securities and Exchange Commission or any other governmental authority at the time administering the Securities Act.

            1.4 "Company" shall have the meaning specified in the introduction to this Warrant, and shall include any corporation or business entity resulting from the merger, consolidation or conversion of the Company .

            1.5 "Current Price per Share" shall mean the average of the closing sales prices, if available, or the average of the bid and asked prices for the Warrant Shares, Common Stock or Marketable Securities, as the case may be (or their successors) on the principal market therefor for the five (5) full Trading Days preceding the day which is two (2) Business Days prior to the day of exercise, or if no such price is available, then a price that is mutually agreed upon by the Holder and the Company. If the Holder and the Company cannot agree upon a mutually acceptable price, then such price shall be determined by a written appraisal of a recognized firm of investment bankers who shall be selected by the Company and shall be reasonably acceptable to the holders of a majority of the Warrants. The determination of such independent appraiser shall be conclusive and binding on the Holder and the Company.

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

            1.6 "Fair Market Price per Share" shall mean the fair value, as determined by a majority of the full Board of Directors of the Company in good faith, which determination shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary, of any potential dilutive issuance described in Section 4(c)

            1.7 "Marketable Securities" shall mean securities of a corporation subject to the informational and reporting requirements of the Securities Exchange Act of 1934, as amended, that are listed and actively traded on a nationally-recognized stock exchange or inter-dealer quotation system in the United States.

            1.8 "Per Share Exercise Price" shall be $.50, as may be adjusted in accordance with Section 4 hereof.

            1.9 "Registration Statement" shall be (i) any registration statement that the Company shall file with the Commission in accordance with Section 2(a) of the Registration Rights Agreement, covering all or part of the Shares and Warrant Shares, or (ii) the registration statement that the Company may file (or has filed) with the Commission in accordance with Section 2(b) of the Registration Rights Agreement, covering all or a part of the Shares and the Warrant Shares so long as such registration statement is declared effective prior to the time the registration statement contemplated by Section 2(a) of the Registration Rights Agreement is declared effective; provided, however, that if any registration statement filed under Section 2(b) of the Registration Rights Agreement covers only a portion of the Shares and the Warrant Shares, then "Registration Statement" shall mean both registration statements described in subparagraphs (i) and (ii) above.

            1.10 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar or successor federal statute.

            1.11 "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

            1.12 "Trading Days" shall mean any days during the course of which the Company's Common Stock is listed and traded with the OTC Electronic Bulletin Board or such similar organization if the OTC Electronic Bulletin Board is no longer reporting such information.

            2. Payment upon Exercise; Issuance of Certificates; No Fractional Shares.

            (a) This Warrant may be exercised during the Exercise Period, in whole or in part, by the surrender of this Warrant with the election at the end hereof (the "Election") duly executed to the Company, during normal business hours on any Business Day, at the address and in the manner set forth in Section 11 hereof, or at such other place as is designated in writing by the Company. Such executed Election must be accompanied by payment in an amount equal to the applicable Per Share Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised. Such payment may be made by check payable to the order of the Company. The Company agrees that the Warrant Shares so purchased shall be and are deemed to be issued to the Holder or its designee (subject to the transfer restrictions applicable to this Warrant) as the record owner of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment shall have been made as aforesaid.

            (b) Certificates for the Warrant Shares so purchased, representing the aggregate number of securities specified in the Election, shall be delivered to the Holder or its designee within a reasonable time, not exceeding ten (10) Business Days after this Warrant shall have been duly exercised. The stock certificate or certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder (subject to the transfer restrictions applicable to this Warrant). The Company shall pay all expenses and charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 2, except that, in case such stock certificates shall be registered in a name or names other than the Holder or the Holder's designee, funds sufficient to pay all stock transfer taxes which shall be payable in connection with the execution and delivery of such stock certificates shall be paid by the Holder to the Company at the time of delivery of such stock certificates by the Company.

            (c) This Warrant shall be exercisable only for a whole number of Warrant Shares. No fractions of such securities, or scrip for any such fraction of securities, shall be issued upon the exercise of this Warrant. The Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the Current Price per Share of one share of Warrant Shares at the time of such exercise multiplied by such fraction computed to the nearest whole cent.

            3. Cashless Exercise. At any time during the Exercise Period, the Company agrees that:

            (a) The Holder may exercise this Warrant by surrendering it to the Company and receiving, in exchange therefor, the number of shares of Common Stock then purchasable upon exercise of that portion of the Warrant to be exercised less the number of shares of Common Stock equal to the quotient of the aggregate Per Share Exercise Price of all such shares underlying that portion of the Warrant to be exercised divided by the Current Price per Share.

            (b) Concurrent with the occurrence of any event described in Section 4(a) for cash, the Holder may exercise this Warrant by surrendering it to the Company in exchange for the amount of cash per share the Holder would be entitled to receive after the happening of such event if this Warrant had been exercised immediately prior to the close of business on such record date or effective date, as applicable, less the applicable Per Share Exercise Price.

            (c) Concurrent with the occurrence of any event described in Section 4(a) for Marketable Securities, the Holder may exercise this Warrant by surrendering it to the Company in exchange for the applicable amount of such Marketable Securities the Holder would be entitled to receive after the happening of such event if this Warrant had been exercised immediately prior to the close of business on such record date or effective date, as applicable, less the number of such Marketable Securities equal to the quotient of the aggregate Per Share Exercise Price of all shares underlying this Warrant divided by the Current Price per Share of such Marketable Securities.

            4. Adjustments.

            (a) Merger, Sale of Assets, etc. In the event the Company, at any time prior to the Holder's exercise of this Warrant, (i) reorganizes (other than a combination, reclassification, exchange or subdivision); (ii) merges or consolidates the Company with or into another corporation in which the Company is not the surviving entity, or merges with another corporation in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iii) sells or transfers the Company's properties and assets as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, sale or transfer, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the number of securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the securities deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately prior to such reorganization, merger, consolidation, sale or transfer.

            (b) Declaration of Dividends, Stock Splits, etc. In the event the Company declares a dividend or distribution of its common stock, or effects a stock split or reverse stock split with respect to its common stock, or issues any shares of its common stock by reclassification of shares of its common stock, the exercise rights of the Holder in effect on the date of such event shall be adjusted proportionately so that the Holder thereafter shall be entitled to receive upon exercise pursuant to the terms and conditions hereof the aggregate number of shares of common stock that the Holder would own or be entitled to receive after the happening of any of the events mentioned in this
Section 4(b) if this Warrant had been exercised immediately prior to the close of business on the date of such happening.

            (c) Issuance of Additional Shares of Common Stock.

            (i) Except as provided in Section 4(c)(ii), in the event the Company shall issue or sell any additional shares of Common Stock, for a consideration per additional share of Common Stock less than the Fair Market Price per Share (the "Discounted per Share Price"), then the Per Share Exercise Price shall be reduced to the Discounted per Share Price. For purposes of this subsection (i), the date as of which the Fair Market Price per Share of Common Stock shall be the earlier of the date upon which the Company shall (a) enter into a firm contract for the issuance of such shares or (b) issue such shares. The number of shares of Common Stock issuable upon exercise of this Warant shall remain unchanged after any adjustment of the Per Share Exercise Price as provided in this Section 4(c).

            (ii) The provisions of Section 4(c) shall not apply to (x) any issuance of additional shares of Common Stock for which an adjustment is provided under Section 4(a) or 4(b), (y) the issuance of Warrant Shares, or (z) for any Exempt Issuances as defined in the Purchase Agreement.

            (iii) If at any time the Company shall in any manner (other than in connection with a merger in which the Company is the surviving corporation) issue or sell, any warrants (other than the Warrants) or other rights to subscribe for or purchase any additional shares of Common Stock or any convertible securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such convertible securities shall be determined to be at a Discounted per Share Price, then the Per Share Exercise Price shall be adjusted as provided in Section 4(c)(i) on the basis that (i) the maximum number of additional shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such convertible securities shall be deemed to have been issued and outstanding, (ii) the price per share for such additional shares of Common Stock shall be deemed to be the lowest price per share at which such additional shares of Common Stock are issuable, and (iii) the Company shall have received all of the consideration, if any, payable for such warrants or other rights as of the date of the actual issuance thereof. No further adjustments of the Per Share Exercise Price shall be made upon the actual issue of such Common Stock or of such convertible securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such convertible securities.

            (iv) If at any time the Company shall in any manner (other than in connection with a merger in which the Company is the surviving corporation) issue or sell, any convertible securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be determined to be at a Discounted per Share Price, then the Per Share Exercise Price shall be adjusted as provided in Section 4(c)

(i) on the basis that (i) the maximum number of additional shares of Common Stock issuable upon the conversion or exchange of all such convertible securities shall be deemed to have been issued and outstanding, (ii) the price per share of such additional shares of Common Stock shall be deemed to be the lowest price in any range of prices at which such additional shares of Common Stock are available to holders of such convertible securities, and (iii) the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such convertible securities. No further adjustments of the Per Share Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such convertible securities.

            (v) If, at any time after any adjustment of the Per Share Exercise Price shall have been made pursuant to Section 4(c)(iii) or 4(c)(iv) as the result of any issuance of warrants, rights or convertible securities, and either

                        (1) such warrants or rights, or the rights of conversion
            or exchange in such other convertible securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other convertible securities, as the case may be, shall not have been exercised, or

                        (2) the consideration per share for which shares of
            Common Stock are issuable pursuant to such warrants or rights, or such other convertible securities, shall be increased or decreased by virtue of provisions therein contained,

then such previous adjustments shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other convertible securities on the then outstanding Warrants, but not on any then outstanding Warrant Shares, on the basis of

                        (3) treating the number of additional shares of common
            stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                        (4) treating any such warrants or rights or any such
            other convertible securities which then remain outstanding as having been grated or issued immediately after the time of such increase or decrease of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other convertible securities.

            (vi) To the extent that any additional shares of Common Stock or any convertible securities or any warrants or other rights to subscribe for or purchase any additional shares of Common Stock or any convertible securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such additional shares of Common Stock or convertible securities are offered by the Company for subscription, the subscription price, or, if such additional shares of Common Stock or convertible securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends, but not subtracting any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any additional shares of Common Stock or any convertible securities or any warrants or other rights to subscribe for or purchase such additional shares of Common Stock or convertible securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such additional shares of Common Stock, convertible securities, warrants or other rights, as the case may be. The consideration for any additional shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any additional shares of Common Stock issuable pursuant to the terms of any convertible securities shall be the consideration, if any, received by the Company for issuing warrants or other rights to subscribe for or purchase such convertible securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such convertible securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such convertible securities. In case of the issuance at any time of any additional shares of Common Stock or convertible securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such additional shares of Common Stock or convertible securities a consideration equal to the amount of such dividend so paid or satisfied.

            (d) Written Notice. The Company shall give written notice to the Holder within ten (10) days following the consummation of any transaction within the scope of this Section 4 and provide in such written notice a brief description of the terms and conditions of such transaction.

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            (e) Minimal Adjustments. No adjustment in a Per Share Exercise Price need be made if such adjustment would result in a change in such Per Share Exercise Price of less than five cents ($0.05). Any adjustment of less than five cents ($0.05) which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of five cents ($0.05) or more in a Per Share Exercise Price.

            5. Issue Tax. The issuance of certificates for the Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder .

            6. Transferability and Assignment. Except as set forth in Section 6 hereof and subject to compliance with applicable federal and state securities laws, and to the extent applicable, the parties may not assign their rights and obligations under this Warrant except in accordance with Section 5.6 of the Purchase Agreement. In the event the Holder proposes to effect an assignment, the Holder must present this Warrant to the Company for transfer, accompanied by a duly completed and executed Form of Assignment (as provided at the end hereof), the transferee must agree to be bound by the terms of this Warrant as if such transferee were an original holder of this Warrant, and the Holder must deliver to the Company an opinion of counsel of the Holder in form reasonably satisfactory to the Company that the transfer may be properly made under an exemption from registration under the Securities Act and applicable state securities laws. Upon any registration of transfer, the Company shall execute and deliver a new Warrant certificate to the person entitled thereto. In the event the Warrant is transferred, the subsequent holder shall have no greater rights than those afforded the Holder hereunder. Any transfer made in violation of this Section 8 shall be void.

            7. Reservation of Warrant Shares. The Company shall, at all times when this Warrant shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the exercise of this Warrant, such number of its duly authorized shares of capital stock as shall from time to time be sufficient to effect the exercise of this Warrant. Alternatively, the Company shall take all action necessary to cause it to be authorized to issue all necessary shares issuable upon exercise of this Warrant. All shares of capital stock which may be issued in connection with the exercise of this Warrant will, upon issuance by the Company, be validly issued, fully paid and non-assessable.

            8. Mutilated or Missing Warrant Certificate. In case the certificate evidencing this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Holder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate, or in lieu of and in substitution for the certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing the equivalent rights and interests, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant. Applicants for such substitute Warrant certificate shall also comply with such other reasonable requirements and pay such other reasonable charges as the Company may prescribe. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 8.

            9. No Rights as a Shareholder. Nothing contained herein shall be construed as conferring upon the Holder or its transferees any rights as a shareholder of the Company, including the right to vote, receive dividends, consent or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter.

            10. Legend. The Warrant Shares issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SECURITIES PURCHASE AGREEMENT, A CERTAIN STOCKHOLDERS' AGREEMENT AND A CERTAIN REGISTRATION RIGHTS AGREEMENT, ALL OF WHICH ARE DATED FEBRUARY 11, 2005 AND ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY."

            11. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, addressed to CorVu Corporation, 3400 West 66th Street, Suite 445, Edina, Minnesota 55435, Attention: Chief Financial Officer, Telecopy No. (952) 944-7447; with copies to: Justin M. MacIntosh, c/o CorVu Australasia Pty. Ltd., Level 8, 821-843 Pacific Highway, Chatswood NSW 2067, Australia, Telecopy No. (011-61 2) 9495 5444, and Fredrikson & Byron, P.A., 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota 55402,
Attn: John H. Stout or Barbara Muller, Telecopy No. (612) 492 7077, (ii) if to the Holder, at the address set forth above, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 11. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 11. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 11 shall be deemed given at the time of receipt thereof.

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            12. Governing Law. This Warrant shall be construed in accordance with the laws of the State of New York, without regard to principles governing conflicts of law. Any action or proceeding arising out of or relating to this Warrant shall be commenced in a federal or state court having competent jurisdiction in the State of New York, and for the purpose of any such action or proceeding, each of the Company and the Holder and any assignee of the Holder submits to the personal jurisdiction of the State of New York The parties hereby irrevocably consent to the exclusive jurisdiction of any state or federal court for New York County in the State of New York or the Southern District of New York. The parties hereby waive any objection to venue and any objection based on a more convenient forum in any action instituted under this Warrant.

            13. Remedies. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

            14. Amendments; Waivers. The terms and provisions of this Warrant may be amended, modified, waived or altered only in writing signed by the Company and the Holder, and any such amendment effected pursuant to this Section 14 shall be binding upon the successors and assigns of the parties.

            15. Headings. The descriptive headings of the several sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.



                           [Signature Page to Warrant]


Dated:  February 11, 2005


                                CORVU CORPORATION


                                By:  /s/ David C. Carlson
                                ------------------------------------------------
                                     Name:    David C. Carlson
                                     Title:   Chief Financial Officer



ACKNOWLEDGED AND ACCEPTED:

COMVEST INVESTMENT PARTNERS II LLC


By: /s/ Carl Kleidman
---------------------
     Name:    Carl Kleidman
     Title:   Partner


                                       19
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                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

      FOR VALUE RECEIVED, ___________________ hereby sells, assigns, and transfers unto _____________________________ Warrants to purchase _____________
shares of _______________ of CorVu Corporation (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _____________________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.


Dated:
       ------------------------


                             Signature:
                                       -----------------------------------------



                             NOTICE

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.


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

 To:      CorVu Corporation
          3400 West 66th Street, Suite 445
          Edina, Minnesota 55435



                              ELECTION TO EXERCISE


      The undersigned hereby exercises his or its rights to purchase ______ Warrant Shares covered by the within Warrant certificate and tenders payment herewith in the amount of $_____________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (Print Name, Address and Social Security or Tax Identification Number)

      The undersigned also hereby represents that the representations and warranties provided by the undersigned in Section 3.2 of the Purchase Agreement are true and correct in all material respects as if made on and as of the date hereof.

                     Signature: ____________________________


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